UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

BROADWIND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 South Central Avenue
Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.           Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On September 22, 2025, Broadwind, Inc. and its subsidiaries (the “Company”) entered into Amendment No. 3 to Credit Agreement (the “Third Amendment”) to the Credit Agreement dated as of August 4, 2022, by and among the Company and Wells Fargo Bank, National Association (as amended by that certain Amendment No. 1 to Credit Agreement and Limited Waiver dated February 8, 2023 and by that certain Amendment No. 2 to Credit Agreement dated as of December 19, 2024, the “Credit Agreement”). The Third Amendment was entered into after the Company made a Mandatory Prepayment of Obligations owed under the Term Loan in the amount of $1,599,586.95 on September 8, 2025 in accordance with Section 2.4(d) of the Credit Agreement. The prepayment was required as a result of the sale by the Company’s wholly-owned subsidiary, Broadwind Heavy Fabrications, Inc., of certain assets in Manitowoc, Wisconsin as previously disclosed by the Company in its Form 8-K filed with the Securities and Exchange Commission on September 10, 2025.

The Third Amendment reduced the monthly principal repayment amount payable by the Company from $90,214.29 for each monthly period from January 1, 2025 through and including September 1, 2025 to $61,505.77 for each monthly period after October 1, 2025 with the last installment being in the amount of the entire unpaid balance of the Term Loan.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

‐‐‐‐‐‐‐‐‐‐‐‐Exhibit No.	Description
10.1
Amendment No.3. to Credit Agreement, dated as of September 22, 2025, by and among Broadwind, Inc., Brad Foote Gear Works, Inc., Broadwind Industrial Solutions, LLC, Broadwind Heavy Fabrications, Inc., 5100 Neville Road, LLC and Wells Fargo Bank, National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

By:	/s/ Eric B. Blashford
Eric B. Blashford
President and Chief Executive Officer (Principal Executive Officer)

Date: September 23, 2025